                                                                    EXHIBIT 99.1

                                    FORM OF
                             LETTER OF TRANSMITTAL

                                   FWT, INC.
        OFFER TO EXCHANGE ITS 9 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                             ---------------------

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
             5:00 P.M., NEW YORK CITY TIME, ON             , 1998,
                          UNLESS THE OFFER IS EXTENDED
                             ---------------------

                    Deliver to Norwest Bank Minnesota, N.A.
                             (the "Exchange Agent")

          By Registered or Certified Mail:                          By Overnight Mail or Hand:

             6th and Marquette, MS 0069                             6th and Marquette, MS 0069
            Attention: Ms. Jane Schweiger                          Attention: Ms. Jane Schweiger
          Minneapolis, Minnesota 55479-0069                      Minneapolis, Minnesota 55479-0069

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                               Ms. Jane Schweiger
                                 (612) 667-9825
                            Confirm: (612) 667-2344

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1998 (the "Prospectus") of FWT, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 7/8% Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1000 principal amount of its outstanding 9 7/8% Senior Subordinated Notes due 2007 (the "Outstanding Notes"). The terms "Expiration Date" shall mean 5:00 p.m., New
York City time, on             , 1997, unless the Company, in its sole
discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. QUESTIONS RELATING TO THE EXCHANGE OFFER AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the certificate numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

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
----------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY
----------------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          REGISTRATION           AMOUNT             PRINCIPAL
    EXACTLY AS NAME(S) APPEAR(S) ON OUTSTANDING NOTES          NUMBER(S)*        REPRESENTED BY          AMOUNT
                     (PLEASE FILL IN)                          AND SERIES       OUTSTANDING NOTES      TENDERED**
----------------------------------------------------------------------------------------------------------------------

                                                             ======================================================
                                                             ------------------------------------------------------
                                                           Total
----------------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

     This Letter of Transmittal is to be used (i) if certificates of Outstanding Notes are to be forwarded herewith, (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus or (iii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. It is understood that participants in DTC's book-entry system will, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge receipt of, and agreement to be bound by, the terms of this Letter of Transmittal.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

[ ] The Depository Trust Company

Account Number

Transaction Code Number

     Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:

     Account Number

     Transaction Code Number

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

                       SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and
(ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by a Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF OUTSTANDING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 4).

                       SPECIAL REGISTRATION INSTRUCTIONS
                              (SEE INSTRUCTION 5)

  To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Issue Exchange Note to:

Name:
-------------------------------------------------

Address:
-----------------------------------------------

---------------------------------------------------------
                             (Please print or type)

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 5)

  To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Outstanding Notes Tendered Hereby."

Mail Exchange Note to:

Name:

Address:

---------------------------------------------------------
                             (Please print or type)

              REGISTERED HOLDER (S) OF OUTSTANDING NOTES SIGN HERE
                (IN ADDITION COMPLETE SUBSTITUTE FORM W-9 BELOW)

X

                     (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact trustee executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name and Capacity (full title):

Address: (including zip):

Area Code and Telephone Number:

Dated:  ____________________________

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:
                      (Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Area Code and Telephone Number:
                                          (Please print or type)

Dated:  ____________________________

                      PAYOR'S NAME: [                    ]

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.

---------------------------------------------------------------------------------------------------------

 SUBSTITUTE
                            PART L -- Please provide your TIN in the box at
 FORM W-9                   right and certify by signing and dating below.
 DEPARTMENT OF THE          PART 2 -- Check the box if you are not subject to
 TREASURY                   backup withholding under the provisions of section -------------------------
 INTERNAL REVENUE SERVICE   3406(a)(l)(C) of the Internal Revenue Code because Social Security Number or
                            (l) you have not been notified that you are          Employer Identification
 PAYOR'S REQUEST FOR        subject to backup withholding as a result of                 Number
 TAXPAYER IDENTIFICATION    failure to report all interest or dividends or (2)            [  ]
 NO. ("TIN")                the Internal Revenue Service has notified you that
                            you are no longer subject to backup withholding.             Part 3
                                                                                   AWAITING TIN [  ]
                            Certification Under the penalties of perjury I
                            certify that the information provided on this form
                            is true correct and complete.
                            SIGNATURE   DATE  _____________
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------------    ----------------------------------------------
Signature                                         Date

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Outstanding Notes, but whose Outstanding Notes are not immediately available and thus cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) and series of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange

Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Outstanding Notes Tendered Hereby." A newly issued Outstanding Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s), series and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered but not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered

Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6. TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 1901 East Loop 820 South, Fort Worth, Texas 76112, Attention: Secretary (telephone: (817) 457-3060).

10. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. In order for such a Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Outstanding Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.